Release

IN CONSIDERATION of (i) the execution of the certain agreement made between Infocast Corporation and Lasso Communications Inc. effective July 1, 1999 (the "Agreement") and, (ii) the fulfillment by Infocast of all of the above terms and conditions associated with the agreement, including without restriction, the full payment of the retainer fee set out therein, Lasso agrees that Infocast and Hines and Gruber will be fully released, acquitted and discharged from any and all claims which Lasso may have had against Hines, Gruber or Infocast arising from the departure of James Hines and Michael Gruber from Lass in order to accept a position of employment at Infocast Corporation.

In the event Infocast fails to fulfill the terms and conditions associated with the Agreement, including without restriction, the full payment of the retainer fee, Lasso shall be entitled to bring whatever actions Lasso may deem necessary provided that (i) in such case Infocast shall be entitled to set off judgments or awards that may be obtained against Infocast by Lasso in respect of the above noted claims or claims under the Agreement, an amount equal to any payments of the retainer fee Infocast has already made or that it will be ordered to make under the agreement, less the value of services provided by Lasso under the terms of the Agreement as calculated in accordance with the terms thereof, and,
(ii) if such action is brought, time periods will be deemed to have suspended between the effective date of the agreement and the end of the initial term of Agreement or the date of any breach of the Agreement during the Initial Term, whichever comes first.


Executed at the City of Toronto, Province of Ontario, this 14th day of July, 1999.


                                             Lasso Communications


                                             /s/ P.B. Jones
                                             -----------------------------------
                                             By:     P.B. Jones
                                             Title:  CFO



                                             /s/ James Hines
-------------------------------              -----------------------------------
Witness                                      James Hines



                                            /s/ Michael Gruber
-------------------------------              -----------------------------------
Witness                                      Michael Gruber



                                             Infocast Corporation


                                             /s/ A.T. Griffis
                                             -----------------------------------
                                             By:     A.T. Griffis
                                             Title:  Chairman